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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                October 18, 1996
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                        (Date of earliest event reported)



                 First Financial Corporation of Western Maryland
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             (Exact name of registrant as specified in its charter)


Delaware                                0-19837                   52-1700036
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                           Identification No.)


118 Baltimore Street, Cumberland, Maryland                              21502
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(Address of principal executive offices)                              (Zip Code)


                                 (301) 724-3363
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)



                                Page 1 of 6 Pages
                         Exhibit Index appears on Page 2

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Item 5.   OTHER EVENTS

          On October 18, 1996, First Financial Corporation of Western Maryland (the "Corporation") announced that the Corporation had consolidated net income of $1.2 million or $0.56 per share for the three months ended September 30, 1996, before a one-time special Savings Association Insurance Fund ("SAIF") assessment. Consolidated net income for the quarter ended September 30, 1996 was $43,000 or $0.02 per share after the one-time SAIF charge. A copy of the press release, dated October 18, 1996, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION   AND EXHIBITS


     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION

          Not applicable.

     (c)  EXHIBITS

          (99) Press release dated October 18, 1996.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRST FINANCIAL CORPORATION
                                        OF WESTERN MARYLAND



Date:  October 23, 1996                 By:  /s/William C. Marsh
                                             ---------------------------------
                                             William C. Marsh
                                             Executive Vice President and
                                              Chief Financial Officer